                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               Nassda Corporation
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             California                                      77-0494462
--------------------------------------------------------------------------------
(State of incorporation or organization)               (IRS Employer I.D. No.)

             2975 Scott Boulevard, Suite 110, Santa Clara, CA 95054
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

                                      None
--------------------------------------------------------------------------------

Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, par value $0.001
--------------------------------------------------------------------------------

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates (if applicable): 333-68934

Item 1.      Description of Registrant Securities to be Registered
             -----------------------------------------------------

             Incorporated by reference to page 63 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 (the "S-1 Registration Statement") as originally filed September 4, 2001, and as amended.

Item 2.      Exhibits
-------      --------

             The following exhibits are filed as a part of this registration statement:

             1.1(1)   Specimen certificate for Registrant's Common Stock;

             2.1(2)   Certificate of Incorporation of the Registrant;

             2.2(3) Form of Amended and Restated Certificate of Incorporation (to be filed immediately after the closing of the offering for which the Company is seeking registration on Form S-1 (Reg. No. 333-68934);

             2.3(4)   Bylaws of Registrant;

             2.4(5)   Agreement and Plan of Merger.

(1) Incorporated by reference to Exhibit 4.1 to the Registrant's S-1 Registration Statement.

(2) Incorporated by reference to Exhibit 3.1 to the Registrant's S-1 Registration Statement.

(3) Incorporated by reference to Exhibit 3.1.1 to the Registrant's S-1 Registration Statement.

(4) Incorporated by reference to Exhibit 3.2 to the Registrant's S-1 Registration Statement.

(5) Incorporated by reference to Exhibit 2.1 to the Registrants S-1 Registration Statement.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:    October 30, 2001               NASSDA CORPORATION


                                        By:        /s/ Tammy S. Liu
                                        ----------------------------------------
                                        Tammy S. Liu
                                        Chief Financial Officer

                                Index to Exhibits
                                -----------------

1.1   Specimen Certificate of Registrant's Common Stock ..........  Incorporated
                                                                    by Reference


2.1   Certificate of Incorporation ...............................  Incorporated
                                                                    by Reference


2.2   Form of Amended and Restated Certificate of Incorporation ..  Incorporated
                                                                    by Reference


2.3   Bylaws of Registrant .......................................  Incorporated
                                                                    by Reference

2.4   Agreement and Plan of Merger ...............................  Incorporated
                                                                    by Reference